AMENDMENT NO. 7

                           Dated as of April 30, 1999

                                       to

                                CREDIT AGREEMENT
                           Dated as of March 12, 1997


         PENNCORP FINANCIAL GROUP, INC., a Delaware corporation (the "Company"), the lenders signatory to the Credit Agreement referred to below (the "Banks"), the Managing Agents and the Co-Agents named therein (the "Agents") and THE BANK OF NEW YORK, as administrative agent for the Banks (the "Administrative Agent"), hereby agree as follows:

                                       I.

                                CREDIT AGREEMENT

         1. Credit Agreement. (a) Reference is hereby made to the Credit Agreement, dated as of March 12, 1997, among the Company, the Banks, the Agents and the Administrative Agent (as amended, modified or waived prior to the date hereof, the "Credit Agreement"). Terms used in this Amendment No. 7 (this
"Amendment") that are defined in the Credit Agreement and are not otherwise defined herein are used herein with the meanings therein ascribed to them.

                  (b) The Credit Agreement as amended by this Amendment is and shall continue to be in full force and effect and is hereby in all respects confirmed, approved and ratified.

         2. Amendments to the Credit Agreement. Upon and after the Amendment No. 7 Effective Date (as defined below), the Credit Agreement shall be amended as follows:

                  (a) Section 8.29(c) of the Credit Agreement is hereby amended by replacing the term "30th" with the term "45th".


         3. Representations and Warranties. In order to induce the Banks to execute and deliver this Amendment, the Company and each Securing Party hereby represents and warrants as follows:

                  (a) The Company and each Securing Party has the power, and has taken all necessary action (including any necessary stockholder action) to authorize it, to execute, deliver and perform in accordance with their respective terms, this Amendment and the Credit Agreement, as amended by this Amendment. This Amendment has been duly executed and delivered by the duly authorized officers of the Company and is, and the Credit Agreement, as

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amended by this  Amendment  is, the legal,  valid and binding  obligation of the
Company enforceable in accordance with its terms, except as enforceability may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally. The execution, delivery and performance in accordance with their respective terms by the Company of this Amendment and the Credit Agreement, as amended by this
Amendment do not and (absent any change in any Applicable Law or applicable Contract) will not (A) require any Governmental Approval or any other consent or approval, including any consent or approval of the stockholders of the Company or of any Subsidiary, to have been obtained, or any Governmental Registration to have been made, other than Governmental Approvals and other consents and approvals and Governmental Registrations that have been obtained or made, are final and not subject to review on appeal or to collateral attack, are in full force and effect and, in the case of any such consents or approvals required under any Applicable Law or Contract as in effect on the Amendment No. 7 Effective Date, or (B) violate, conflict with, result in a breach of, constitute a default under, or result in or require the creation of any Lien (other than the Security Interest) upon any assets of the Company or any Securing Party or any Subsidiary under (1) any Contract to which the Company, any Securing Party, or any Subsidiary is a party or by which the Company, any Securing Party, or any Subsidiary or any of their respective properties may be bound, or (2) any
Applicable  Law.  As  used  herein,   "Governmental  Approval"  shall  mean  any
authority,  consent,  approval, license (or the like) or exemption (or the like)
of  any  governmental   unit;   "Governmental   Registration"   shall  mean  any
registration or filing (or the like) with, or report or notice (or the like) to, any governmental unit.

                  (b) The Company will be, before the Section 8.29 Effective Date, duly authorized by each of the Operating Bank Account Subsidiaries to authorize The Bank of New York and the other Depositary Banks to take the actions specified in Section 8.29(b)(i), other than any such action that would violate an Applicable Law applicable to an Insurance Company or any Subsidiary of an Insurance Company.

                  (c) (i) Each Insurance Company is presently transferring funds to Operating Bank Account Subsidiaries in amounts and at times that are consistent with its past practices and there has been no material deviation from those past practices at any time during the six months ending on the Amendment No. 7 Effective Date.

                          (ii)   Each  Subsidiary  of  an  Insurance  Company is
presently transferring funds to the Insurance Company of which it is a Subsidiary, or to Operating Bank Account Subsidiaries, in amounts and at times that are consistent with its past practices, and there has been no material deviation from those past practices at any time during the 6 months ending on the Amendment No. 7 Effective Date.

                  (d) Each of the foregoing representations and warranties shall be made at and as of the Amendment No. 7 Effective Date.


         4. Conditions to Effectiveness: Amendment No. 7 Effective Date. This Amendment shall be effective as of the date first written above, but shall not become effective as of such date until the date (the "Amendment No. 7 Effective Date") that the Administrative Agent shall have received this Amendment duly executed by the Company and the Majority Banks.

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

         5. Governing Law. The rights and duties of the Company, the Agent and the Banks under this Amendment shall, pursuant to New York General Obligations Law Section 5-1401, be governed by the law of the State of New York.

         6. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto were upon the same instrument.

         7. Headings. Section headings in this Amendment are included herein for convenience and reference only and shall not constitute a part of this Amendment for any other purpose.



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

             IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 7 to be duly executed as of the day and year first above written.


                       PENNCORP FINANCIAL GROUP, INC.


                       By: /s/Scott D. Silverman
                           --------------------------------
                       Name:  Scott D. Silverman
                       Title: Executive Vice President


                       THE BANK OF NEW YORK, as
                         Administrative Agent, Collateral Agent and as a Bank


                       By: /s/Peter W. Helt
                           --------------------------------
                       Name:  Peter W. Helt
                       Title: Vice President


                       THE CHASE MANHATTAN BANK, as a
                           Managing Agent and as a Bank


                       By: /s/Lawrence M. Karp
                           --------------------------------
                       Name:  Lawrence M. Karp
                       Title: Vice President


                       THE FIRST NATIONAL BANK OF CHICAGO,
                         as a Managing Agent and as a Bank


                       By: /s/Richard A. Peterson
                           --------------------------------
                       Name:  Richard A. Peterson
                       Title: First Vice President



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                       NATIONSBANK, N.A., as a Managing Agent
                         and as a Bank


                       By: /s/William E. Livingstone, IV
                           --------------------------------
                       Name:  William E. Livingstone, IV
                       Title: Managing Director


                       FLEET NATIONAL BANK, as a Co-Agent
                         and as a Bank


                       By:
                           --------------------------------
                       Name:
                       Title:


                       MELLON BANK, N.A., as a Co-Agent
                         and as a Bank


                       By: /s/Gary A. Saul
                           --------------------------------
                       Name:  Gary A. Saul
                       Title: Vice President


                       BANK OF MONTREAL, as a Co-Agent
                              and as a Bank


                       By: /s/Thomas E. McGraw
                           --------------------------------
                       Name:  Thomas E. McGraw
                       Title: Director


                       CIBC INC., as a Co-Agent and as a Bank


                       By: /s/Gerald Girardi
                           --------------------------------
                       Name:  Gerald Girardi
                       Title: Executive Director
                              CIBC World Markets Corp. As Agent

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                       DRESDNER BANK AG, NEW YORK BRANCH &

                       GRAND CAYMAN BRANCH, as a Co-Agent
                         and as a Bank


                       By: /s/Lloyd C. Stevens and /s/Lisa Kim-Centrillo
                           ---------------------------------------------
                       Name:  Lloyd C. Stevens and Lisa Kim-Centrillo
                       Title: Vice President


                       SUNTRUST BANK, CENTRAL FLORIDA
                          NATIONAL ASSOCIATION


                       By:
                           --------------------------------
                       Name:
                       Title:


                       BANK ONE, TEXAS N.A.


                       By: /s/Richard A. Peterson
                           --------------------------------
                       Name:  Richard A. Peterson
                       Title: Officer


                       FIRST UNION NATIONAL BANK


                       By:
                           --------------------------------
                       Name:
                       Title:


                       BEAR STEARNS & CO., INC.


                       By:
                           --------------------------------
                       Name:
                       Title:
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                       SG COWEN SECURITIES CORPORATION


                       By: /s/Michael J. Gelblet
                           --------------------------------
                       Name:  Michael J. Gelblet
                       Title: Director


                       ING (U.S.) CAPITAL CORPORATION


                       By:
                           --------------------------------
                       Name:
                       Title: